SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                            ACT OF 1934


Date of Report (Date of earliest event reported):   February 20, 1998

                         Oak Industries Inc.

        (Exact name of registrant as specified in its charter)

   Delaware                      1-4474            36-1569000
(State or other juris-      (Commission File      (IRS Employer
diction of incorporation)        Number)        Identification No.)




1000 Winter Street
Waltham, MA                                   02154
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code 781-890-0400

Same
(Former name or former address, if changed since last report.)



ITEM 5.   OTHER EVENTS

On February 20, 1998, Oak Industries Inc. issued the press release filed herewith as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as part of this report.

(c)   Exhibits

      99.  Press release dated February 20, 1998.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           OAK INDUSTRIES INC.


Date:  February 20, 1998                  /s/ Coleman S. Hicks
                                       ---------------------------
                                           Coleman S. Hicks
                                        Senior Vice President and
                                         Chief Financial Officer